Exhibit 99.3

EIGHTH SUPPLEMENTAL INDENTURE, dated as of July 25, 2003 (this “Eighth Supplemental Indenture”), by and between Dynegy Holdings Inc., a Delaware corporation, (the “Company”) and Wilmington Trust Company, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the Trustee have entered into that certain Indenture, dated as of December 11, 1995, as supplemented by the First Supplemental Indenture, dated as of August 31, 1996, as further supplemented by the Second Supplemental Indenture, dated as of October 11, 1996, as further supplemented by the Third Supplemental Indenture, dated as of April 23, 1997, as further supplemented by the Fourth Supplemental Indenture, dated as of June 30, 1997, as further supplemented by the Fifth Supplemental Indenture, dated as of September 30, 1997, as further supplemented by the Sixth Supplemental Indenture, dated as of January 5, 1998, as further supplemented by the Seventh Supplemental Indenture, dated as of February 20, 1998 (as so supplemented, the “Indenture”), providing for the issuance and delivery by the Company of its 6 ¾% Senior Notes due 2005 (the “Securities”); and

WHEREAS, there is currently outstanding under the Indenture an aggregate principal amount of $150,000,000 of the Securities; and

WHEREAS, Section 902 of the Indenture provides that the Company and the Trustee may (subject to certain exceptions), with the written consent of the Holders of a majority in principal amount of the Securities Outstanding (the “Requisite Consents”), amend or supplement the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of Holders of Securities of such series; and

WHEREAS, the Company has offered to purchase for cash all of the outstanding Securities upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement and the related Consent and Letter of Transmittal dated July 14, 2003 (together, as amended, supplemented or modified from time to time, the “Offer”); and

WHEREAS, the consummation of the Offer is conditioned upon, among other things, proposed amendments (the “Proposed Amendments”) to the Indenture set forth herein having been consented to by not less than a majority in aggregate principal amount of the Securities Outstanding (and a supplemental indenture in respect thereof having been executed and delivered) with the effectiveness of such Proposed Amendments being subject to the acceptance for purchase by the Company of the Securities pursuant to the Offer (the “Acceptance”); and

WHEREAS, the Company has received and delivered to the Trustee the Requisite Consents to effect the Proposed Amendments under the Indenture and has delivered an Officers’ Certificate to the Trustee so certifying; and

WHEREAS, the Company has been authorized by a resolution of its Board of Directors to enter into this Eighth Supplemental Indenture.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of each series of the Securities:

AMENDMENT

1.1	Amendment of Section 101.

Effective upon, and subject only to, the Acceptance, the provisions of Section 101 of the Indenture are amended by deleting, in their entirety, those terms, and the respective meanings assigned thereto, that are referred to solely in the provisions of those Sections and subsections of the Indenture (other than Section 101) that will be amended by deleting the text of such Section or subsection, as the case may be, in its entirety (and inserting in lieu thereof the phrase “[intentionally omitted]”), as a result of the execution of this Eighth Supplemental Indenture.

1.2	Amendment of Section 704.

Effective upon, and subject only to, the Acceptance, the provisions of Section 704 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

1.3	Amendment of Section 801.

Effective upon, and subject only to, the Acceptance, subsection (2) of Section 801 is amended by deleting the text of such subsection in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

1.4	Amendment of Section 1005.

Effective upon, and subject only to, the Acceptance, the provisions of Section 1005 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

1.5	Amendment of Section 1006.

Effective upon, and subject only to, the Acceptance, the provisions of Section 1006 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

1.6	Amendment of Section 1009.

Effective upon, and subject only to, the Acceptance, the provisions of Section 1009 of the Indenture are amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted].”

1.7	Conforming Amendments.

Effective upon, and subject only to, the Acceptance, the form of Security and the outstanding Securities are hereby amended to make any and all changes that correspond to the amendments to the Indenture set forth in Section 1.1 through 1.6 of this Supplemental Indenture.

MISCELLANEOUS

1.8	Interpretation.

Upon execution and delivery of this Eighth Supplemental Indenture, the Indenture shall be modified and amended in accordance with this Eighth Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Eighth Supplemental Indenture will control. The Indenture, as modified and amended by this Eighth Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities. In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this Eighth Supplemental Indenture, the provisions of the Indenture, as modified and amended by this Eighth Supplemental Indenture, shall control.

1.9	Conflict with Trust Indenture Act.

If any provision of this Eighth Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939 (the “TIA”) that is required under the TIA to be part of and govern any provision of this Eighth Supplemental Indenture, the provision of the TIA shall control. If any provision of this Eighth Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Eighth Supplemental Indenture.

1.10	Severability.

In case any provision in this Eighth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

1.11	Terms Defined in the Indenture.

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

1.12	Headings.

The Article and Section headings of this Eighth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Eighth

Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

1.13	Benefits under Eighth Supplemental Indenture, etc.

Nothing in this Eighth Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Eighth Supplemental Indenture or the Securities.

1.14	Successors.

All agreements of the Company in this Eighth Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Eighth Supplemental Indenture shall bind its successors.

1.15	The Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company.

1.16	Certain Duties and Responsibilities of the Trustee.

In entering into this Eighth Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

1.17	Governing Law.

THIS EIGHTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Eighth Supplemental Indenture.

1.18	Counterpart Originals.

The parties may sign any number of copies of this Eighth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed, all as of the date first above written.

DYNEGY HOLDINGS INC.

By:	/s/ Robert T. Ray
Name: Robert T. Ray
Title: Senior Vice President

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ Sandra R. Ortiz
Name: Sandra R. Ortiz
Title: Financial Services Officer